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                                 EXHIBIT 10(CC)

                        FIRST AMENDMENT TO RESTATED LOAN
                             AND SECURITY AGREEMENT

         This Agreement made this 31st day of August 2002, by and between M-Tron Industries, Inc., ("BORROWER"), a Delaware corporation, and First National Bank of Omaha, a national banking association with principal business offices in Omaha, Nebraska. ("BANK").

         Whereas, BANK and BORROWER executed a written Restated Loan and Security Agreement dated August 31, 2001, (the "AGREEMENT"); and

         Whereas, the parties now desire to amend the LOAN AGREEMENT.

         Now, therefore, in consideration of the AGREEMENT, and their mutual promises made herein, the parties agree as follows:

         Terms which are typed herein as all capitalized words and are not defined herein shall have the same meanings as when described in the AGREEMENT.

         1. Section I. Paragraph 5.A & B is hereby amended to read, effective immediately:

                  A.       $3,000,000.00 or

                  B.       (i)Eighty (80%) of ELIGIBLE ACCOUNTS of the BORROWER,
                           (ii) plus fifty per cent (50%) of the Inventory of BORROWER at cost; provided however, no amount in excess of $1,400,000.00 attributable to INVENTORY shall be included in Borrowing Base Certificate.

         2. Section I. Paragraph 18 is hereby amended to read, effective immediately:

                  18. "LOAN TERMINATION DATE" means the earliest to occur of the following: (i)as to the REVOLVING LOAN April 30, 2003, as to the TERM LOAN September 30, 2004,
                           (ii) and the date the OBLIGATIONS are accelerated pursuant to this AGREEMENT, and (iii) the date BANK receives (a) notice in writing from BORROWER of BORROWER'S election to terminate this AGREEMENT and
                           b) indefeasible payment in full of the OBLIGATIONS, or such other date or dates as may later be agreed to by BANK and BORROWER in a written amendment to this AGREEMENT.

         3. Section II. Paragraph 3 is hereby amended to read, effective immediately:

                  3. REVOLVING LOAN. BANK agrees to lend $3,000,000.00 to BORROWER pursuant to this facility. BANK will credit proceeds of this revolving loan ("REVOLVING LOAN") to BORROWER'S deposit account with the BANK, bearing number 26712880.

                           A. Subject to the terms hereof the BANK will lend the BORROWER, from time to time until the LOAN TERMINATION DATE such items in integral multiples of $1,000.00 as the BORROWER may request by reasonable same day notice to the BANK, received by the BANK not later than 11:00 A.M. of such day, but which shall not exceed in the aggregate principal amount at any one time outstanding, $3,000,000.00 (the "LOAN COMMITMENT"). The BORROWER may borrow, repay without penalty or premium and reborrow hereunder, from the date of this AGREEMENT until the LOAN TERMINATION DATE, either the full amount of the LOAN COMMITMENT or any lesser sum which is $1,000.00 or an integral multiple thereof. It is the intention of the parties that the outstanding principal

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                           amount of the REVOLVING LOAN shall at no time exceed
                           the amount of the then existing BORROWING BASE and if, at any time, an excess shall for any reasons exist, the full amount of such excess, together with accrued and unpaid interest thereon as herein provided, shall be immediately due and payable in full.

                  B. THE NOTE. The LOAN COMMITMENT shall be evidenced by a NOTE having stated maturity on the LOAN TERMINATION DATE, in the form attached hereto as Exhibit II.3.B. The NOTE shall specify the manner of principal and interest payments and rate of interest accrual.

         4. Section VI. Paragraph 1.A. is hereby amended to include subsection 4. effective immediately:

                  4. Within 120 days of each year's end, the BORROWER shall
                     provide accountant prepared audited financial statements of the BORROWER.

         5. Section VI. Paragraph 1.G. is hereby added to include subsection 2 effective immediately:

                  2. A Minimum Tangible Net Worth of $3,100,000.00.

         6.       Section VI. Paragragh 1.G. subsection 3 is amended to read:

                  ... CONSOLIDATED TANGIBLE NET WORTH means, at any time, stock holders equity (the par value of outstanding capital stock, plus capital surplus, plus retained earnings) plus all loans from Lynch Corporation to the Borrower that are subordinate to BANK debt, less the sum of: ...

         7. Section VI. Paragraph 2.D is hereby amended effective immediately:

                  C. No distribution, advances nor loans to the parent company, to subsidiaries or affiliates without prior written consent of First National Bank of Omaha.

         8. Section VI. Paragraph 2.G. is hereby added to, effective immediately

                  G. Maximum annual capital expenditures of $475,000.00.

         9. BORROWER certifies by its execution hereof that all the representations and warranties set forth in Section V. of the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of this date, except for matters disclosed to BANK.

         10. Except as amended hereby the parties ratify and confirm as binding upon them all of the terms of the AGREEMENT.

                  IN WITNESS THEREOF, the parties have set their hands on the date first written above.

FIRST NATIONAL BANK OF OMAHA                M-TRON INDUSTRIES, INC.

By: /S/ Mark McMillan                               By: /S/ David Rein
   -------------------                                 -----------------
   MARK McMILLAN                                       DAVID REIN

Its: Vice President                                         Its: VP and CFO